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                                 EXHIBIT 10.14

                   STILLWATER NTIONAL BANK AND TRUST COMPANY
                           OF STILLWATER, OKLAHOMA,

                                LOAN AGREEMENT
                             Dated August 13, 1999
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                                LOAN AGREEMENT


     THIS AGREEMENT, made and entered into the 13th day of August, 1999, by and between STILLWATER NATIONAL BANK AND TRUST COMPANY OF STILLWATER, OKLAHOMA, a National Banking Corporation (hereinafter referred to as "Bank"), WESTWOOD CORPORATION, a Nevada Corporation (hereinafter referred to as "Westwood"), TANO CORP., a Louisiana corporation (hereinafter referred to as "TANO"), NMP CORP., an Oklahoma corporation (hereinafter referred to as "NMP"), and MC II ELECTRIC COMPANY, a Texas corporation (hereinafter referred to as "MC II") (collectively Westwood, TANO, NMP and MC II are hereinafter referred to as "Debtor").

     In consideration of the mutual promises herein contained, the parties hereby agree as follows:

                                 I.  TERM LOAN

     1.1 Subject to the terms and conditions of this Agreement, Bank to loan, and the Debtor agrees to borrow Two Million and NO/100 Dollars ($2,000,000.00) for the purpose of refinancing the Corporation's existing equipment (hereinafter referred to as "Term Loan").

     1.2 The Term Loan shall be evidenced by and payable with interest on the terms set forth in a Promissory Note of the Debtor (hereinafter referred to as "Term Note"), payable to the order of the Bank with interest in the form and with the provisions set forth in Exhibit "A" attached hereto.

     1.3 All of the proceeds of the Term Note will be advanced to Debtor in cash at Closing, which proceeds will be used by the Debtor to pay off its existing loan on the Debtor's equipment at NationsBank, N.A.

     1.4 The Debtor may prepay the Term Note at any time without premium or penalty.

                            II.  THE REVOLVING LOAN

     2.1 Subject to the terms and conditions of this Agreement, Debtor shall have the right from time to time, prior to the Termination Date, to borrow and, upon repayment, reborrow from the Bank amounts not at any one time in the aggregate principal balance exceeding the lesser of (i) the Borrowing Base determined as of the date of borrowing, or (ii) Two Million and No/100 Dollars ($2,000,000.00) (hereinafter referred to as "Revolving Loan"). For these purposes:

     (a)  "Termination Date" means August 13, 2000.

     (b) "Borrowing Base" means, as of any given date, the sum of the following factors: (1) eighty percent (80%), or at the Bank's sole discretion any lesser percentage designated upon forty five (45) days notice, of Eligible Trade Accounts Receivable of TANO, MC II and NMP; plus (2) eighty percent (80%) of the government progress payments being held by TANO, MC II and NMP, up to a maximum amount of Three Hundred Thousand Dollars

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     ($300,000.00); and plus (3) fifty percent (50%) of the value of the inventory of TANO, MC II and NMP.

     (c) "Trade Accounts Receivable" means, as of any given date, all accounts receivable of TANO, MC II and NMP for goods sold and delivered and services rendered by TANO, MC II and NMP in the ordinary course of the business presently conducted by each of them and representing amounts then invoiced and due and owing, and a Trade Account Receivable shall be an "Eligible Trade Account Receivable", and shall be included in the Borrowing Base, only if and so long as it meets each and all of the following requirements:

          (1) It is a valid, genuine and legally enforceable obligation, subject to no defense, set off or counter-claim, of the account debtor or other obligor named herein or in the TANO, MC II and/or NMP's records pertaining thereto, and that neither TANO, MC II nor NMP has received from the account debtor or other obligor any notification repudiating such obligation or asserting that such obligation is subject to any defense, set off or counterclaim; and

          (2) It is owned by the either TANO, MC II or NMP free and clear of all interests, liens, attachments, encumbrances and security interests except the security interest granted to the Bank pursuant to this Agreement; and

          (3) The Account debtor or other obligor is located in the United States or Canada; and

          (4) Not more than ninety (90) days have expired since the date of invoice; or, if the Bank in its sole discretion accepts as Eligible a Trade Account Receivable which is due on a date stated in the invoice, not more than thirty (30) days have expired since the date stated; and

          (5) Neither TANO, MC II nor NMP has received notice from the Bank that the credit of the account debtor is not satisfactory to the Bank for any reason; and

          (6) The account debtor is not an entity in which the any of the Debtors have a controlling interest; and

          (7) Eligible Trade Accounts Receivable shall not include any account receivable of the same account debtor to any of the Debtors in excess of twenty five percent (25%) of the then Eligible Trade Accounts Receivable calculated after excluding this debtor's Eligible Trade Accounts Receivable; and

          (8) The entire receivable of one account debtor becomes ineligible if more than ten percent (10%) of the total due is over ninety (90) days past due, unless the ten percent (10%) over ninety (90) days is attributable to an isolated dispute over a specific invoice.

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     (d)  The value of Inventory used in determining the Borrowing Base shall equal the value of raw material plus the value of finished product and shall not include the value of any work in progress.

     In addition to the eligibility requirements set forth in clause (c) of this
Section 2.1, the Bank shall have the right (acting at its sole discretion with or without the consent of the Debtor) from time to time by written notice to Debtor to establish additional or further eligibility requirements and to change in any manner the eligibility requirements set forth in said clauses or so established, and if at any time any Receivables fail to meet all the eligibility requirements set forth in clause (c) of this Section 2.1 or established or changed from time to time by the Bank, they shall immediately be excluded from the Borrowing Base. Pursuant to this Agreement, the Bank is granted collateral security in addition to Eligible Trade Accounts Receivable and Inventory. Notwithstanding any apportionment or segregation of collateral made by the Bank for purposes of determining the Borrowing Base, all collateral granted to the Bank pursuant to this Agreement and all other collateral rights, interests and properties now or at any time hereafter available to the Bank, shall secure and may be applied to pay any or all indebtedness of the Debtor secured thereby, in any manner or order of application and without regard to any such apportionment or segregation.

     2.2 All loans made by the Bank under this Agreement for the Revolving Loan shall be evidenced by and payable with interest on the teems set forth in a Promissory Note of Debtor ("Revolving Note") payable to the order of the Bank with interest in the form and with the provisions set forth in Exhibit "B" attached hereto. The Bank is hereby authorized, but shall not be required, to make notations of advances by it to the Debtor and payments to it by the Debtor on the reverse side of the Note. Such notations, or the entries on any liability ledger records maintained by or for the Bank as to indebtedness of Debtor, shall be presumed correct until the contrary is established by Debtor. Upon demand by the Bank at any time or from time to time, the Debtor will confirm and admit by signed writing the exact amount of indebtedness for principal and interest then outstanding under this Agreement. Any billing statement or accounting rendered by or for the Bank shall be conclusive and fully binding on Debtor unless specific written notice of exception is given to the Bank by Debtor within thirty (30) days thereafter.

     2.3 Advances under the Revolving Note will be limited to the Borrowing Base. A request for advance shall be submitted upon a signed "Borrowing Base Calculation/No Default Certification/Draw Request in form as is shown on Exhibit "C" attached hereto. Each request for advance will be supported by a current accounts receivable aging, and such other documentation that may reasonably required by the Bank to determine the Borrowing Base.

     2.4 The Debtor may prepay the Revolving Note at any time, without premium or penalty. If at any time the aggregate outstanding principal balance of all loans under this Agreement exceeds the then amount of the Borrowing Base, the Debtor shall immediately, without notice or demand, prepay the Note in an amount equal to the excess.

     2.5 The Bank may make loans in any amount and in any manner requested orally or in writing by any officer or agent of the Debtor or by any person reasonably believed by the Bank to be

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an officer or agent of the Debtor. Loan proceeds may be disbursed by deposit in any deposit account of the Debtor, by an instrument payable to Borrower.

     2.6 The Debtor will use the proceeds of all loans under this Agreement solely for lawful and authorized corporate purposes in furtherance of the business presently conducted by the Debtor.

                                III.  INTEREST

     3.1 The Term Note and the Revolving Note shall be collectively referred to as the "SNB Notes."

     3.2 Each of the SNB Notes shall bear interest at the "Contract Rate", which is defined as the "Base Rate" plus the "Applicable Margin."

     3.3 The Base Rate shall equal the lowest base rate on corporate loans posted by at least seventy five (75%) of the nation's thirty (30) largest banks as published in the money rates section of the southwest edition of the Wall
                                                                        ----
Street Journal. If the Base Rate becomes unavailable during the term of either
--------------
of the SNB Notes, Bank may designate a substitute index after notifying Debtor. Bank will inform Debtor what the current Base Rate is at any time during the term of either of the SNB Notes. The Base Rate will not change more often than once each day.

     3.4 The Applicable Margin shall be determined by the ratio of Debtor's Net Income plus Depreciation Expense plus Interest on all Debt Service to the Debtor's "Total Debt Service" (hereinafter referred to as the "Debt Service Coverage"). Total Debt Service shall include all of the payments due on the SNB Notes, as well as payments due on the One Million and No/100 Dollars ($1,000,000.00) loan ("Subordinated Debt") which the Debtor is required to obtain pursuant to the terms of this Agreement.

     3.5  The Applicable Margin shall equal:


              When Debt Service Coverage is:     Applicable Margin is:
              -----------------------------      --------------------
              1.5 or less                        3/4 of 1%

              More than 1.5 but less than 1.75   2 of 1%

              More than 1.75                     1/4 of 1%

     3.6 The Debt Service Coverage will be determined at the end of each of the Debtor's fiscal year quarters. The Debtor will provide the Bank with information acceptable ("Margin Information") to the Bank within forty-five (45) days after the close of each of its fiscal year's quarter which will allow the to determine the Applicable Margin. The determination of the Applicable Margin shall be effective with respect to the SNB Notes as of the fifth business day immediately following delivery of the Margin Information. In the event that the Margin Information is not delivered in a timely fashion, the Applicable gin shall be the highest Applicable Margin effective on the fifth day after written notice to the Bank was due hereunder and continuing until the

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Margin Information is delivered to Bank, whereupon in the latter event any required change to the Applicable Margin shall be effective with respect to the SNB Notes commencing as of the fifth day of business immediately following delivery of such Margin Information.

                           IV.  CONDITIONS PRECEDENT

     4.1 The Bank's obligation to make any loan to the Debtor under the SNB Notes shall be subject to the terms and conditions of this Agreement and the following conditions precedent:

     (a) Each representation and warranty set forth in Section 8.1 shall be true and correct as of the date of borrowing, except for changes subsequent to the date of this Agreement caused by transactions permitted under the terms of this Agreement; and

     (b) There shall not exist any Event of Default under section 5.1 of this Agreement or any event which, with the giving of notice or the lapse of time (or both) would become an Event of Default thereunder; and

     (c)  The Debtor shall have delivered to the Bank:

          (1)  The Term Note duly executed by Debtor.

          (2)  The Revolving Note duly executed by Debtor.

          (3) A Security Agreement, in form and substance satisfactory to the Bank, granting the Bank security interests in all present and future equipment, inventory, and accounts receivable of the Debtor.

          (4) Copies of resolutions of the directors of each of the Debtors, authorizing the execution, delivery and performance of this Agreement, the SNB Notes, and the Security Agreement.

          (6) A copy of the Articles of Incorporation of each of the Debtors and a Certificate of Good Standing as to each of the Debtors, issued by the Secretary of State of the State of the Debtor's incorporation; a copy of the Certificate of Good Standing as to the Debtor issued by the Secretary of State of the State of Oklahoma, and a copy of the By-laws of the Debtor.

          (7) All collateral schedules, financing statements, security interest, subordination agreements, releases and termination statements which the Bank may request to assure the creation, perfection and priority of the security interests created by the Security Agreement.

          (8) Lock Box Agreement in form and substance satisfactory to the Bank, defining how payments of each of the Debtor's accounts receivable are to be paid and accounted for.

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          (9)  An appraisal of the Debtor's equipment which is satisfactory to the Bank.

                      V.  REPRESENTATIONS AND WARRANTIES

     5.1  Debtor represents and warrants to the Bank that:

     (a) Each Debtor is a corporation duly organized, existing and in good standing under the laws of the State of its incorporation. It has the corporate power to own its property and to carry on its business as now conducted and is duly qualified to do business in all states in which such qualification is require.

     (b) Each Debtor is duly authorized and empowered to execute, deliver and perform this Agreement, the Note, and the Security Agreement, and to borrow money from the Bank.

     (c) The execution and delivery of this Agreement, the SNB Notes, and the Security Agreement, and the performance by the Debtor of its obligation thereunder, do not and will not conflict with any provision of law or the Articles of Incorporation or By-Laws of any Debtor or of any agreement binding upon it.

     (d) The execution and delivery of this Agreement, the SNB Notes, and Security Agreement have been duly authorized by all necessary corporate action of the directors and shareholders of each Debtor; and this Agreement, the SNB Notes, and the Security Agreement have in fact been duly executed and delivered by the Debtor and constitute its lawful and binding obligations, legally enforceable against it in accordance with their respective terms.

     (e) No litigation, tax claims or governmental proceedings are pending or are threatened against the Debtor, and no judgment or order of any court or administrative agency is outstanding against the Debtor, which will have a material adverse affect on the Debtor.

     (f) The transaction evidenced by this Agreement does not violate any usury law or other law relating to the payment of interest on loans.

     (g) The authorization, execution, delivery and performance of this Agreement, the SNB Notes and the Security Agreement are not and will not be subject to the jurisdiction, approval or consent of, or to any requirement of registration with or notification to, any federal, state or local regulatory body or administrative agency.

     (h) When the financing statement heretofore signed by the Debtor is filed in the proper office where the particular collateral is located, the Bank will have a valid and perfected first security interest in the collateral described in the Security Agreement, subject to no prior security interest, assignment, lien or encumbrance (except interests, if any, specifically approved by the Bank in writing).

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     (i)  All assets of the Debtor are free and clear of all liens, security interests and encumbrances, except those specifically permitted by Bank.

     (j) Each Debtor has filed all federal and state tax returns which are required to be filed, and all taxes shown as due thereon have been paid.

     (k) Financial statements furnished to the Bank were prepared in accordance with generally accepted accounting principles consistently maintained, except as expressly therein set forth. They present fairly the financial condition of the Debtor as of the dates thereof. The annual reports disclose fully all liabilities of the Debtor whether or not contingent, with respect to any pension plan. Since the date of the most recent financial statement, there has been no material adverse change in the financial condition of the Debtor.

     (l) Each qualified retirement plan of the Debtor presently conforms and is administered in a manner consistent with the Employee Retirement Income Security Act of 1974.

     (n) All books and records pertaining to the accounts of Debtor will be located in Tulsa, Oklahoma.

                          VI.  AFFIRMATIVE COVENANTS

     6.1 The Debtor covenants and agrees that it will:

     (a) Pay all taxes, assessments and governmental charges prior to the time when any penalties or interest accrue, unless contested in good faith with an adequate reserve for payment.

     (b) Continue the conduct of its business; maintain its corporate existence in good standing; maintain all rights, licenses and franchises; comply with all applicable laws and regulations.

     (c) Maintain its property in good working order and condition; make all needful and proper repairs, replacements, additions and improvements thereto.

     (d)  Deliver to the Bank and to any participant designated by the Bank:

              (1) Beginning September 30,1999, quarterly balance sheet and income statements to be delivered thirty (30) days after its due date.

              (2) Beginning March 31, 2000, annual audited financial statements, to be delivered within ninety (90) days after its due date.

              (3) Beginning August 31, 1999, monthly Accounts Receivable Aging/Listings and Borrowing Base, and inventory listing, to be delivered fifteen (15) days after the end of each month.

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              (4)  Debtor's 1999 Federal Income Tax Return and annually
              thereafter, to be delivered ten (10) days after its filing..

     (e) Within ninety (90) days of the execution of this Agreement, Westwood will incur the Subordinated Debt, with a Lender of its choice. However, prior to incurring the Subordinated Debt, Westwood will submit the instruments to evidence the Subordinated Debt to Bank for its review and approval, which approval will not be unreasonably withheld.

     (f) Within ninety (90) days of the execution of this Agreement, the Debtor will achieve a "Leverage Ratio" of no greater than 4.0 to 1.0. The Debtor will provide the Bank within forty-five (45) days after the close of each of its fiscal year's quarter with information reasonably needed by the Bank to determine the Leverage Ratio. As used herein, Leverage Ratio shall be defined as the ratio of the Debtor's total liabilities less the Subordinated Debt to the Debtor's tangible Net Worth plus the Subordinated Debt.

     (g) Within ninety (90) days of the execution of this Agreement, the Debtor will achieve a "Liquidity Ratio" of 1.25 to 1.0. The Debtor will provide the Bank with within forty-five (45) days after the close of each of its fiscal year's quarter information reasonably needed by the Bank to determine the Liquidity Ratio. As used herein, Liquidity Ratio shall be defined as the ratio of the Debtor's current assets to the Debtor's current liabilities.

     (h) Permit any officer, employee, attorney or accountant for the Bank or for any participant designated by the Bank, to review, make extracts from, or copy any and all of its corporate and financial books, records and properties of the Debtor at all times during ordinary business hours.

     (i) Maintain property, liability, workman's compensation and other forms of insurance in amounts designated at any time or from time to time by the Bank.

     (j) Not change any of the Debtor's senior management without the Bank's prior approval.

     (k) Do, make, procure, execute and deliver at its expense all acts, things, writings and assurances which the Bank may at any time reasonably request in order to protect, assure, or enforce the interests, rights and remedies of the Bank created by, provided in or emanating from this Agreement, and the Security Agreement.

     6.2 The Debtor further covenants and agrees that it will notify the Bank in writing promptly, and in any event within five (5) business days, in the event of the occurrence of any Event of Default defined or described in Section
8.1 or the occurrence of any event which, with the giving of notice or lapse of time (or both), would become such an Event of Default.

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                           VII.  NEGATIVE COVENANTS

     7.1 The Debtor covenants and agrees that it will not without the express written consent of the Bank:

     (a) Become or remain liable in any manner in respect of any indebtedness or contractual liability (including, without limitation, notes, bonds, debentures, loans, guaranties, and pension liabilities, whether or not contingent and whether or not subordinated), except:

             (1)  Indebtedness arising under this Agreement;

             (2)  Indebtedness arising under the Subordinated Debt;

             (3) Presently outstanding unsecured indebtedness, if any, to the extent disclosed in the financial statements identified in Section 4.1(1);

             (4) Unsecured indebtedness, other than for money borrowed or for the purchase of a capital asset, incurred in the ordinary course of its business, which becomes due and must be fully satisfied within twelve (12) months after the date on which it is incurred;

             (5) Unsecured indebtedness subordinated in right of payment to all indebtedness owed to the Bank pursuant to a debt subordination agreement accepted or approved in writing by the Bank;

     (b) Create, incur or cause to exist any mortgage, security interest, encumbrance, lien or other charge of any kind upon any of its property or assets, whether now owned or hereafter acquired, except:

             (1)  The security interests created by the Security Agreement;

             (2)  Security interests created by the Subordinated Debt;

             (3) Liens for taxes or assessments not yet due or contested in good faith by appropriate proceedings;

             (4) Security interest approved by the Bank in writing, at its sole discretion; and

             (5) Other liens, charges and encumbrances incidental to the conduct of its business or the ownership of its property which were not incurred in connection with the borrowing of money or the purchase of property on credit and which do not in the aggregate materially detract from the value of its property or materially impair the use thereof in its business.

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     (c)  Expend or contract to expend funds for the purchase or lease of any property, whether real, personal or mixed, except current assets purchased in the ordinary course of business.

     (d) Sell, lease or otherwise dispose of all or any substantial part of its property.

     (e) Consolidate or merge with, or acquire assets of, any other corporation or business.

     (f) Substantially alter the nature of the business in which it is engaged, or enter into a new business.

     (g) Declare or pay any dividends (except dividends payable solely in its capital stock, or dividends needed to pay current federal and state income tax liability as long as Debtor remains sub-S corporation), or purchase or redeem any of its capital stock, or otherwise distribute any property on account of its capital stock.

     (h) Purchase stock or securities of, extend credit to or make investments in, become liable as surety for, or guarantee or endorse any obligation of, any person, firm or corporation, except direct obligations of the United States and commercial bank deposits.

     (i) In any manner transfer any property without prior or present receipt of full and adequate consideration.

     (j) Permit funds to be owing to the Debtor by the directors or shareholders of Debtor, or members of their families, on account of any loan, credit sale or other transaction or event.

     (k) Pay excessive or unreasonable salaries, bonuses, fees, commissions or other compensation.

     (l) Permit any default or event of default to occur under any note, loan agreement, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon Debtor.

                           VIII.  EVENTS OF DEFAULT

     8.1  Each of the following occurrences shall constitute an Event of
Default:

     (a) The Debtor shall fail to pay any installment of interest due on the Revolving Note or any installment of interest and principal due on the Term Note, and such failure shall continue for five (5) calendar days.

     (b) The Debtor shall fail to perform or observe any of the covenants contained in Sections VI and VII of this Agreement, and such failure shall continue for a period often (10) calendar days.

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     (c)  Any representation or warranty contained in Section V shall prove to have been materially false or misleading as of this date or (except to the extent of changes caused by transactions permitted under this Agreement) as of any date on which a loan is made to the Debtor under this Agreement; or any other representation or warranty made by or on behalf of the Debtor to the Bank (whether made in this Agreement, in any financial statement, report or certificate famished pursuant to this Agreement, or otherwise in any manner) shall prove to have been false or materially misleading as of the time as of which such representation or warranty was made.

     (d) The Debtor shall fail to pay when due any substantial liability or liabilities other than the SNB Notes; or the maturity of any such liability or liabilities shall be accelerated; or any breach, default or event of default shall occur under any indenture, loan agreement, note or agreement pertaining to any such liability, entitling a creditor or representative of creditors of the Debtor, acting with or without the consent or concurrence of other creditors and with or without notice or a period of grace, to accelerate the maturity of or demand payment of any such liability, whether such breach, default or event of default is waived by the creditor so entitled. "Substantial" for these purposes, means in excess of Twenty Five Thousand and No/100 Dollars ($25,000).

     (e) Any breach, default or event of default shall occur under the Security Agreement, or under any other agreement, conveyance or instrument now in effect or hereafter made for the benefit of the Bank in connection with or as security for indebtedness arising under this Agreement.

     (f) The Debtor shall have procured, permitted or suffered, voluntarily or involuntarily, any creditor to obtain a lien not permitted herein upon all or any substantial part of its property by operation of law or the appointment by any court or public authority (other than a bankruptcy court) of any receiver or trustee to take charge of, or the sequestration of, all or any substantial part of its property; or shall commit an act of bankruptcy under the United States Bankruptcy Act (as now or hereafter amended); or shall file or have filed against it, voluntarily or involuntarily, a petition in bankruptcy or for reorganization or the adoption of an arrangement under the United States Bankruptcy Act (as now or hereafter amended); or shall initiate or have initiated against it, voluntarily or involuntarily, any act, process or proceeding for liquidation, dissolution, arrangement, composition or reorganization or under any insolvency law or other statute or law providing for a modification or adjustment of the rights of creditors.

     (g) Any event or reportable event which the Bank in good faith determines to constitute potential grounds for the termination of any employee benefit plan or other plan maintained for employees of the Debtor, or for the appointment of a trustee to administer any such plan, shall have occurred and be continuing thirty (30) calendar days after written notice to such effect shall have been given by the Bank to the Debtor, or any such plan shall be terminated, or a trustee shall be appointed to administer any such plan; or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any such plan or to appoint a trustee to administer any such plan.

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     8.2  Upon the occurrence of an Event of Default or at any time thereafter until such Event of Default is waived in writing, if capable of being cured, is cured to the written satisfaction of the Bank, the Bank at its option may exercise one or more of all of the following rights and remedies:

     (a)  Terminate the obligations of the Bank under this Agreement; and

     (b) Declare the indebtedness evidenced by the SNB Notes to be immediately due and payable, and the same shall thereupon be immediately due and payable, without notice or presentment or other demand, and the Bank thereupon may exercise and enforce all rights and remedies available to it to collect the indebtedness evidenced by the SNB Notes; and

     (c) Exercise and enforce all rights and remedies accorded upon default to a secured party; and

     (d) Without notice to or demand upon the Debtor or any other person, off set any indebtedness then owed to the Bank by the Debtor, whether or not such indebtedness is then due, against the indebtedness evidenced by the SNB Notes (including, without limitation, indebtedness transferred by the Bank to a third party by participation, negotiation, assignment, succession or otherwise) and any other indebtedness then owed by the Debtor to the Bank, whether or not then due, and exercise any and all other rights of set off, application or banker's lien available to the Bank by law or agreement.

     8.3 Any Event of Default may be waived in writing by the Bank, but not otherwise; and the failure to exercise the rights and remedies referred to in Paragraph 8.2 shall not operate as a waiver or otherwise preclude enforcement of such rights and remedies. A waiver shall be effective only in the specific instance and for the specific purpose given. The rights and remedies of the Bank shall be cumulative and the exercise or enforcement of any one right or remedy shall neither be a condition to nor bar the exercise and enforcement of any other.

     8.4 The Debtor agrees to pay the Bank, on demand, the amount of all out-of-pocket expenses, including the reasonable fees and disbursements of legal counsel for the Bank, incurred or paid by the Bank in connection with or as a result of the exercise or enforcement of any right or remedy referred to in
Section 5.2, except to the extent payment of the same by the Debtor may be prohibited by law.

                              IV.  MISCELLANEOUS

     9.1 All notices to be given to the Debtor hereunder shall be sufficiently given if sent in writing by certified or registered mail, addressed to the Debtor at 5314 South Yale, Suite 1100 Tulsa, OK 74135, Attention: CFO, and to the Bank at P.O. Box 521500, Tulsa, OK 74152, Attention: President, or addressed to such other address or to the attention of such other person as any party may from time to time designate in written notice to the other party.

     9.2 The Debtor shall pay to the Bank, upon the funding of the Term Note a loan fee of 1/4 of 1% of the principal amount of the Revolving Note ($5,000.00) and the amount of all reasonable out-of-pocket expenses, including the fees, and disbursements of legal counsel for the Bank paid or incurred by the Bank in connection with the preparation, execution, delivery and performance of this Agreement, the Term Note, the Revolving Note, the Security Agreement, the Guaranties and all documents deemed necessary by the Bank. The Debtor agrees to indemnify and hold harmless the Bank from and against any and all taxes (including documentary taxes), assessments and other charges (except net income taxes) levied or based upon or payable in connection with the execution, delivery and performance of this Agreement or the Note, the Security Agreement, or levied or based upon payable in connection with, or measured by the indebtedness evidenced by the Note.

     9.3 This Agreement shall inure to the benefit of, extend to and be binding upon the respective successors and assigns of the Debtor and the Bank, including any participant of the Bank. The term "Bank", as used herein, includes any subsequent holder of the Term Note or the Revolving Note. This Agreement cannot be modified, amended, waived, canceled, terminated or otherwise changed orally. This Agreement is made and the Note will be issued under, and each shall be governed and construed by the substantive laws of, the State of Oklahoma. If any provision of this Agreement is held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect other provisions which can be given effect, and this Agreement shall be given effect, and shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein. All representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and the issuance of the Note.

     IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

                                    "DEBTOR"
                                    Westwood Corporation,
                                    a Nevada corporation

                                    By: /s/ Ernest H. McKee
                                        -----------------------------
                                        Ernest H. McKee, President

                                    TANO Corp.,
                                    a Louisiana corporation

                                    By: /s/ Ernest H. McKee
                                        -----------------------------
                                        Ernest H. McKee, President

                                    NMP Corp.,
                                    an Oklahoma corporation,

                                    By: /s/ Ernest H. McKee
                                        -----------------------------
                                        Ernest H. McKee, President

                                    MC II Electric Company,
                                    a Texas corporation

                                    By: /s/ Ernest H. McKee
                                        -----------------------------
                                        Ernest H. McKee, President


                                    "Bank"
                                    Stillwater National Bank and Trust Company,
                                    Stillwater, Oklahoma,

                                    By: /s/ Joe E. Stairs
                                        -----------------------------
                                        Joe E. Staires, Senior Vice-President

                                   EXHIBIT A


                                     TERM
                                PROMISSORY NOTE
                                ---------------
$2,000,000.00                                                    August 13, 1999

     FOR VALUE RECEIVED, WESTWOOD CORPORATION, a Nevada corporation, TANO CORP., a Louisiana corporation, MC II ELECTRIC COMPANY, a Texas corporation, and NMP CORP., an Oklahoma corporation, (hereinafter collectively called the "Maker"), promises to pay to the order of STILLWATER NATIONAL BANK AND TRUST COMPANY, STILLWATER, OKLAHOMA, (hereinafter called the "Holder") at P.O. Box 521500, Tulsa, Oklahoma 74152, or such other place as Holder may from time to time direct Maker in writing, on or before August ___, 2004, (hereinafter called the "Maturity Date") the principal sum of TWO MILLION and NO/100 DOLLARS ($2,000,000.00), together with interest from the date hereof on unpaid principal as more specifically set forth herein below.

     The interest rate on this Note is the Contract Rate as that term is defined in that certain Loan Agreement of even date herewith by and between Maker and Holder.

     This Note shall be paid in fifty-nine (59) monthly installments of principal and interest beginning on September 13, 1999, and on the 13th day of every month thereafter until the Maturity Date, at which time all accrued but unpaid interest and the unpaid principal balance thereof shall be due and payable in full.

     Any principal and/or interest not paid when due shall bear interest at a rate six percent (6%) per annum greater than the per annum interest rate prevailing on the Note at the time the unpaid amount became due, but in no event at a rate less than fifteen percent (15%) per annum. In addition to, or in the alternative to, the interest rate provided for in this paragraph, Lender may assess a charge of ten dollars ($10) times the number of days late to cover cost of past due notices and other expenses.

     Interest on this Note is calculated on the actual number of days elapsed on a basis of a 360 day year. For purposes of computing interest and determining the date principal and interest payments are received, all payments made will not be deemed to have been made until such payments are received in collected funds.

     This Note and all amounts due hereunder are secured by the collateral, which is more particularly described in the Security Agreement and the Loan Agreement of even date herewith, and the "Security Instruments" (as defined in the Loan Agreement).

     This Note may be prepaid in part or in full at any time without penalty.

     Upon the occurrence of an Event of Default as defined in any Security Instrument, or default in any obligation secured by or set forth in the Security Instruments, the entire indebtedness secured by said Security Instruments shall, at the option of the Holder hereof, after any applicable notice or grace period as may be provided in the Security Instruments, and without necessity of any other notice or demand of any kind, be immediately due and payable. Except as specifically otherwise provided in this Note, the Security Agreement, or any guaranty agreement, or any security agreement, all makers, endorser, guarantors and sureties hereof jointly and severally waive presentment, protest, notice of protest, notice of dishonor, diligence in collection, and any and all other notices and matters of a like nature. All makers, endorser, guarantors and sureties consent to: (i) any renewal, extension or modification (whether one or more) of the terms of the Security Instruments, including the terms or time of payment under this Note;
(ii) the release or surrender, exchange or substitution of all or any part of the security, whether real or personal, direct or indirect, for the payment hereof; (iii) the granting of any other indulgences to Maker, and (iv) the taking or releasing of other or additional parties primarily or contingently liable hereunder. Any such renewal, extension, modification, release, surrender, exchange or substitution may be made without notice to Maker and any endorser, guarantors and sureties hereof and without affecting the liability of said parties hereunder. If an attorney be employed to collect or otherwise enforce payment of this Note, or any judicial foreclosure proceeding or proceeding pursuant to a power of sale be commenced, or action be taken under any of the other instruments securing this Note, all costs of collection, including reasonable attorney's fees, in addition to court fees and costs, shall be paid by Maker.

     The Loan Agreement, this Note, the Guaranties, and the Security Instruments described in the Loan Agreement are of even date herewith and constitute the agreement between Maker and Holder with respect to the indebtedness evidenced by this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma and is intended to be performed in accordance with, and only to the extent permitted by, such laws. If any provision of this Note or the application hereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Note nor the application of such provision to any other person or circumstance shall be affected thereby, but rather same shall be enforced to the greatest extent permitted by law.

     All amounts payable hereunder are payable by check or legal tender of the United States of America.

     The Holder hereof shall not be liable for failure to collect or for lack of diligence in bringing suit on this Note or on any renewal or extension hereof or upon or with respect to any security or to foreclose the mortgage given to secure the payment hereof or for failure to make demand or presentment for payment or to protest or give notice of protest, dishonor or non-payment or any other notice, or generally for any act of omission or commission. The failure of the Holder hereof to exercise any of the remedies or options set forth in this Note, the mortgage or any other security instrument, upon the occurrence of one or more of the Events of Default, including, without limitation, the right to exercise its option of acceleration, shall not constitute a waiver of the right to exercise the same or any other remedy at any subsequent time in respect to the same or any other Event of Default. The acceptance by Holder of payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time, or nullify any prior exercise of any such option without the express written consent of the Holder.

     All agreements between the Maker and the Holder are expressly limited so that in no event whatsoever, whether by reason of disbursement of the proceeds hereof or otherwise, shall the amount of interest or finance charge (as defined by the laws of the State of Oklahoma) paid or agreed to be paid by the Maker to the Holder hereof exceed the highest lawful contractual rate of interest or the maximum finance charge permissible under the law which a court of competent jurisdiction, by final non-appealable order, determines to be applicable hereto. If fulfillment of any agreement between the Maker and the Holder hereof, at the time the performance of such agreement becomes due, involves exceeding such highest lawful contractual rate or such maximum permissible finance charge, then the obligation to fulfill the same shall be reduced automatically so that such obligation does not exceed such highest lawful contractual rate or such maximum permissible finance charge. If by any circumstance the Holder shall ever receive as interest or finance charge an amount which would exceed the amount allowed by applicable law, the amount which may be deemed excessive shall be deemed applied to the principal of the indebtedness evidenced hereby and not to interest. All sums received or agreed to be paid to Holder hereunder for the use, forbearance or detention of the indebtedness under this Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this Note. The terms and provisions of this paragraph shall control all other terms and provisions contained herein and in any of the other instruments executed in connection herewith.

     This Note is given for an actual lending transaction for business purposes and not for personal, residential or agricultural purposes.

     IN WITNESS WHEREOF, this Note has been executed by Maker as of the date set forth above.

                                    "Maker"
                                    Westwood Corporation


                                    By:________________________________
                                       Ernest McKee, President

                                    TANO Corp.

                                    By:________________________________
                                       Ernest H. McKee, President

                                    MC II Electric Company


                                    By:________________________________
                                       Ernest H. McKee, President

                                    NMP Corp.


                                    By:___________________________________
                                       Ernest H. McKee, President

                                   EXHIBIT B


                                   REVOLVING
                                   ---------
                                PROMISSORY NOTE
                                ---------------

$2,000,000.00                                                    Tulsa, Oklahoma
                                                                 August 13, 1999

KNOW ALL MEN BY THESE PRESENTS, THAT:

     FOR VALUE RECEIVED, the undersigned, WESTWOOD CORPORATION, a Nevada corporation, TANO CORP., a Louisiana corporation, MC II ELECTRIC COMPANY, a Texas corporation and NMP CORP., an Oklahoma corporation (hereinafter collectively called the "Maker"), promises to pay to the order of STILLWATER NATIONAL BANK AND TRUST COMPANY, STILLWATER, OKLAHOMA, a National Banking Corporation ("SNB" or the "Holder"), on or before August 13, 2000, (hereinafter called the "Maturity Date") the principal sum of Two Million and 00/100 Dollars ($2,000,000.00) (hereinafter called the "Face Amount"), or so much thereof which is actually outstanding from time to time, in lawful money of the United States of America, together with all costs herein provided and interest at the "Contract Rate" (defined below) on the principal balance outstanding hereof and thereon from the date hereof until said amounts shall have been paid in full as more specifically provided below.

     1.  REVOLVING CREDIT. This Note will evidence a revolving line of credit to
         ----------------
Maker. Subject to the terms and conditions of the "Loan Agreement" pertaining to the loan evidenced by this Note, which is of even date herewith between Maker and Holder, Maker shall have the right from time to time during the term of this Note to borrow and, upon repayment, re-borrow from the Holder amounts having the aggregate principal balance at any one time not exceeding the lesser of (i) the "Borrowing Base" (defined below) determined as of the date of any borrowing or reborrowing, or (ii) the Face Amount. Advances under this Note shall be made in accordance with Paragraphs 2.1,2.2 and 2.3 of the Loan Agreement. Maker agree to be liable for all sums advanced in accordance with Paragraphs 2.1, 2.2 and 2.3 of the Loan Agreement. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Holder's internal records, including daily computer print-outs. Holder will have no obligation to advance funds under this Note if (i) Maker or any guarantor is in default under the terms of this Note, the Loan Agreement, the "Security Agreement" (defined below) or any agreement that Maker or any guarantor has with Holder, including any agreement made in connection with the signing of the Note; (ii) Maker or any guarantor ceases doing business or is insolvent; (iii) and any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Holder; (iv) Maker have applied funds provided pursuant to this Note for purposes other than those authorized by Holder; or (v) Holder in good faith deems itself insecure under this Note or any other agreement between Holder and Maker. For these purposes Borrowing Base, Trade Accounts Receivable and Eligible Trade Accounts Receivable will have the meaning as defined in the Loan Agreement.

     2.  INTEREST ONLY. Maker shall pay the Holder monthly payments of interest
         -------------
only, to-wit: Beginning on September 13, 1999, and on the same day of each month thereafter until the Maturity Date, monthly payments of interest only shall be paid in arrears on the outstanding principal balance. At the Maturity Date all accrued but unpaid interest and the unpaid principal balance shall be due and payable. PROVIDED, HOWEVER, so often as the principal balance of this Note shall ever exceed the Borrowing Base, Maker shall immediately notify Holder of such event and Maker shall immediately, without the necessity of Holder making a demand or giving notice to Maker or to any person obligated to pay the indebtedness of this Note, pay Holder so much of the outstanding principal so that the then remaining principal balance shall equal or be less than the Borrowing Base.

     3.  VARIABLE INTEREST RATE. The interest rate on this Note is the Contract
         ----------------------
Rate, as defined in the Loan Agreement.

     4.  DAILY INTEREST. Interest shall be calculated on the daily principal
         --------------
balance based on the actual number of days elapsed in the interest payment period over a year of three hundred sixty (360) days. All payments which are due on a Saturday, Sunday or national bank holidays shall be deemed to be payable on the next bank business day.

     5.   COLLATERAL. This Note and all amounts due hereunder are secured by the
          ----------
account receivables of and inventory of the Maker as described and set forth in that certain SECURITY AGREEMENT of even date herewith (hereinafter called the "Security Agreement"), given by Maker.

     6.   PREPAYMENT. Maker shall have the right to prepay this Note, in whole
          ----------
or in part, at any time without penalty or premium.

     7.   ACCELERATION UPON DEFAULT. It is agreed that time is of the essence in
          -------------------------
the performance of all obligations hereunder and under the Security Instruments. Maker and each surety, endorser and guarantor hereof, jointly and severally, covenant and agree that upon the occurrence of any Event of Default as defined in the Security Agreement or any other Security Instrument, then and in any of such events the Holder hereof may, at its option and without notice or demand, declare this Note and all unpaid principal and accrued interest hereunder immediately due and payable. The Holder hereof shall not be liable for failure to collect or for lack of diligence in bringing suit on this Note or on any renewal or extension hereof or upon or with respect to any security or to foreclose the Mortgage given to secure the payment hereof or for failure to make demand or presentment for payment or to protest or give notice of protest, dishonor or non-payment or any other notice, or generally for any act of omission or commission. The failure of the Holder hereof to exercise any of the remedies or options set forth in this Note, the Security Agreement or any other Security Instrument, upon the occurrence of one or more of the Events of Default, including without limitation the right to exercise its option of acceleration, shall not constitute a waiver of the right to exercise the same or any other remedy at any subsequent time in respect to the same or any other Event of Default.

     8.   DEFAULT INTEREST RATE. Upon the occurrence of any Event of Default
          ---------------------
hereunder, or upon maturity hereof (by acceleration or otherwise), the entire unpaid principal sum and then accrued and unpaid interest, at the option of Holder, shall bear interest at the rate of six percent (6%) in excess of the Base Rate.

     9.   JOINT AND SEVERAL LIABILITY; ATTORNEY'S FEES. This Note shall be the
          --------------------------------------------
joint and several obligation of all makers, and it shall be the joint and several obligation of all endorsers, guarantors and sureties, and shall be binding on all parties hereto and their successors and assigns. All makers, endorser, guarantors and sureties hereof agree jointly and severally that if, and as often as, this Note is placed in the hands of any attorneys for collection or to defend or enforce any of the Holder's rights hereunder, Maker shall pay to the Holder on demand its reasonable attorney's fees, together with all court costs and other expenses paid by such Holder.

     10.  WAIVERS. Except as specifically otherwise provided in this Note, the
          -------
Security Agreement, or any guaranty agreement, or any Security Agreement, all makers, endorsers, guarantors and sureties hereof jointly and severally waive presentment, protest, notice of protest, notice of dishonor, diligence in collection, and any and all other notices and matters of alike nature. All makers, endorsers, guarantors and sureties consent to: (i) any renewal, extension or modification (whether one or more) of the terms of the Security Instruments, including the terms or time of payment under this Note; (ii) the release or surrender, exchange or substitution of all or any part of the security, whether real or personal or direct or indirect, for the payment hereof; (iii) the granting of any other indulgences to Maker, including, without limitation, the advancement of additional principal and extension of additional credit so that the principal balance remaining is above the Face Amount hereof, and (iv) the taking or releasing of other or additional parties primarily or contingently liable hereunder. Any such renewal, extension, modification, release, surrender, exchange or substitution may be made without notice to Maker and any endorsers, guarantors and sureties hereof and without affecting the liability of said parties hereunder:

     11.  ONE INSTRUMENT: OKLAHOMA LAW. This Note and the Security Instruments
          ----------------------------
are to be construed as one contract and each hereby referred to and made a part of the other. This Note is being executed and delivered and is intended to be performed in the State of Oklahoma and shall be construed and enforced in accordance with and governed by the laws of the State of Oklahoma.

     12.  MODIFICATIONS, FORBEARANCE. This Note may not be modified or
          --------------------------
terminated orally but only by agreement or discharge in writing and signed by Holder. Any forbearance of Holder in exercising any right or remedy hereunder or under the Security Instruments, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Holder of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Holder's right to require prompt payment when due of all other sums payable hereunder and shall not constitute an implied or tacit approval for the late or delinquent payment of any other installment due hereunder.

     13.  SUCCESSORS OF HOLDER. Whenever the term "Holder" is referred to in
          --------------------
this Note, such reference shall be deemed to include the successors and assigns of Holder, including, without limitation, any subsequent assignee or holder of this Note, and all covenants, provisions and agreements by or on behalf of Maker and any endorsers, guarantors and sureties hereof which are contained herein shall inure to the benefit of the successors and assigns of Holder.

     14.   CURATIVE INTEREST RATE. All agreements between the Maker and the
           ----------------------
Holder are expressly limited so that in no event whatsoever, whether by reason of disbursement of the proceeds hereof or otherwise, shall the amount of interest or finance charge (as defined by the laws of the State of Oklahoma) paid or agreed to be paid by the Maker to the Holder hereof exceed the highest lawful contractual rate of interest or the maximum finance charge permissible under the law which a court of competent jurisdiction, by final non-appealable order, determines to be applicable hereto. If fulfillment of any agreement between the Maker and the Holder hereof, at the time the performance of such agreement becomes due, involves exceeding such highest lawful contractual rate or such maximum permissible finance charge, then the obligation to fulfill the same shall be reduced automatically so that such obligation does not exceed such highest lawful contractual rate or such maximum permissible finance charge. If by any circumstance the Holder shall ever receive as interest or finance charge an amount which would exceed the amount allowed by applicable law, the amount which may be deemed excessive shall be deemed applied to the principal of the indebtedness evidenced hereby and not to interest. All interest and finance charges paid or agreed to be paid to the Holder hereof shall be prorated, allocated and spread throughout the full period of this Note. The terms and provisions of this paragraph shall control all other terms and provisions contained-herein and in any of the other Security Instruments executed in connection herewith.

     15.   NOTICES. Any notice, report, demand or other instrument authorized or
           -------
required to be given or furnished under this Note to the Maker or the Holder shall be deemed given, received and furnished: (i) when personally delivered; or
(ii) three (3) days after the same is deposited in the United States mail as first class certified mail, return receipt requested, postage prepaid; or (iii) the day after such notice is deposited with an overnight delivery service, such as Federal Express, Airborne, etc.; or (iv) via confirmed telecopy or facsimile, to the address as follows:

     Addresses for such Notices are as follows:

     IF TO HOLDER:
     ------------

     STILLWATER NATIONAL BANK
     Attn: President
     P.O. Box 521500
     Tulsa, Oklahoma 74152
     Phone: (918) 523-3600
     Fax: (918) 523-3894

     IF TO Maker:
     -----------

     Westwood Corporation, et al.
     Attn: CFO
     5314 South Yale, Suite 1100
     Tulsa, Oklahoma 74135
     Phone: (918) 524-0002
     Fax: (918) 524-0006

     Either party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party. Copies of notices given to the specified persons are for information only and notice shall not be effected by giving notice solely to said persons. The above addresses shall also constitute the addresses of the parties for the purposes of (S) 9-402 of the Oklahoma Uniform Commercial Code and any similar provision of the Uniform Commercial Code of any other state where the Mortgaged Property is located, and for such purposes the Maker shall be the debtor and the Holder shall be the secured party.

     16.   UNENFORCEABLE TERMS. If any provision of this Note or the application
           -------------------
thereof to any party or encumbrance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Note being severable in any such instance.

     17.   BUSINESS PURPOSES. This Note is given for an actual loan of money for
           -----------------
business purposes and not for personal, residential or agricultural purposes.

     18.  EVIDENCE OF DEBT. The records of the Holder of this Note shall be
          ----------------
prima facie evidence of the amount owing on this Note.

     IN WITNESS WHEREOF, the undersigned has executed this Note this day of August, 1999.

                                    "Maker"
                                    Westwood Corporation



                                    By:_______________________________
                                       Ernest H. McKee, President

                                    TANO Corp.



                                    By:_______________________________
                                       Ernest H. McKee, President

                                    MC II Electric Company



                                    By:_______________________________
                                       Ernest H. McKee, President

                                    NMP Corp.



                                    By:_______________________________
                                         Ernest H. McKee, President

                                  "EXHIBIT C"
              BORROWING BASE CERTIFICATE AND COMPLIANCE STATEMENT

     This Borrowing Base Certificate is delivered under the terms and compliance with a LOAN AGREEMENT by and between the STILLWATER NATIONAL BANK AND TRUST COMPANY OF STILLWATER, OKLAHOMA, and BORROWER therein named for is Note No. 41554.

TO:  STILLWATER NATIONAL BANK AND TRUST COMPANY OF STILLWATER, OKLAHOMA

     The undersigned is ________________ of BORROWER as defined in the LOAN AGREEMENT referred to above. The undersigned reaffirms all representations and warrants made by BORROWER in the LOAN AGREEMENT referred to above and certifies and warrants that it holds, subject to the security interest of LENDER, the collateral described in the Borrowing Base calculation below:

Total Accounts as shown in the attached Accounts Receivable
Aging Report as of the end of_________________________, _______          $________________  (a)
(Includes TANO, NMP and MC II)

     Less:
     Accounts of Subsidiaries and Affiliates                             $________________  (b)

     Accounts outstanding more than ninety (90) days
          from the date of the invoice                                   $________________  (c)

     Account debtors not located in the United States
          of America or Canada                                           $________________  (d)

     Accounts of Account debtor previously disapproved by BANK           $________________  (e)

     Amount of Accounts representing retainage                           $________________  (f)

     Total Accounts of account debtor when more than ninety (90) days have expired from the date of the invoice of more than ten
     percent (10%) (in dollars) of the debtor's Accounts Receivable      $________________  (g)

     Total Accounts of account debtors to whom Borrower is indebted      $________________  (h)

     Total Ineligible Account [Total of (b) through (h)]                 $________________  (i)

     Potential Total Eligible Trade Accounts Receivable (a) less (i)     $________________  (j)

     Less Concentration - the amount of Account debtors' accounts in excess of 15% and total Eligible Accounts Receivable calculated
     without this Deduction                                              $________________  (k)

     Less Government Progress Payments in excess of $300,000             $________________  (l)

     Total Eligible Trade Accounts Receivable (j) less (k and l)         $________________  (m)

Receivable Portion of BORROWING BASE (80% of) (m)                        $________________  (n)

Eligible Inventory $________ (the lesser of 50% of the cost of raw materials and finished products and 50% of the fair market value of raw material and furnished products) as of the end of _______________,
(Includes TANO, NMP and MC II)                                                  $_____________  (o)

BORROWING BASE (n) plus (o)                                                     $_____________  (p)

     Total Loan Amount                                                          $_____________  (q)

     Less: Principal Balance of Loan as of _________________, _____
          (Same date as Accounts Receivable Aging Report)                       $_____________  (r)

     Principal balance of Loan not advanced [(q) - (r)]                         $_____________  (s)

     Principal Amount of Loan subject to being advanced (the
     lesser of (p) or (q) minus (r)                                             $_____________  (t)

If (p) minus (r) is a negative number, attached you will find a check payable to LENDER in the amount of $ _______________the amount (p) exceeds (r) to reduce the principal of the loan.

Unless and until a new subsequent Borrowing Base Certificate and Compliance Statement is received by LENDER, the maximum principal balance outstanding shall not exceed the lesser of (p) and (r).

--------------------------------------------------------------------------------
                                 ADVANCE REQUEST

     AMOUNT OF ADVANCE REQUEST:    $__________________

     DEPOSIT TO ACCOUNT            $__________________

________________________________________________________________________________

                                    BORROWER



     Date:__________________        By:____________________________________

                                  "EXHIBIT 1"

                         TO LOAN AGREEMENT BETWEEN THE
            STILLWATER NATIONAL BANK AND TRUST COMPANY, AS LENDER,
                     AND WESTWOOD CORPORATION, AS BORROWER

                             DATED AUGUST 13, 1999


     Subject to the terms and conditions of the LOAN AGREEMENT, BORROWER shall have the right, from time to time, prior to the maturity of the loan, to borrower and, upon repayment, reborrow from the LENDER an amount not at any time exceeding the lesser of (i) $2,000,000.00 or (ii) the Borrowing Base determined as of the date of borrowings following the procedures attached hereto as "EXHIBITS A and B" to this "EXHIBIT 1".

     If, at any time, the outstanding principal balance of the loan exceeds the Borrowing Base, BORROWER shall immediately reduce the principal balance of the loan to an amount not to exceed the Borrowing Base.

     Pursuant to the LOAN AGREEMENT, LENDER is granted a security interest in and BORROWER shall sign a Security Agreement granting LENDER a security interest in all BORROWER'S Accounts, including Eligible Accounts Receivable, as hereinafter defined, inventory and general intangibles. Notwithstanding any apportionment or segregation of the collateral made by LENDER for the purpose of determining the Borrowing Base, all collateral granted to LENDER pursuant to this LOAN AGREEMENT and all other collateral rights, interest in properties now or at anytime hereafter available to LENDER, shall secure and may be applied to pay any or all indebtedness of BORROWER in any manner or order of application and without regard to any such apportionment or segregation. LENDER shall have the right to audit or to have a third party, as agent for the LENDER, audit the books and records of BORROWER, including, but not limited to the Accounts Receivable of BORROWER, at any reasonable time and from time to time. Included in the right to audit is the right to confirm with customers of BORROWER the accuracy of the Accounts, so long as such confirmation is done in a businesslike manner. The cost of one such audit per year shall be paid by BORROWER.

     Prior to the 15/th/ day of each month and as a condition precedent to any borrowing or advances under the Loan, BORROWER will provide LENDER a complete Account Receivable aging report in a form satisfactory to LENDER and a completed Borrowing Base Certificate. The Account Receivable aging report shall be as of the close of business for the previous month-end and certified to by BORROWER or an appropriate officer of BORROWER. The Borrowing Base Certificate (attached hereto as "EXHIBIT B to EXHIBIT 1") will be singed by BORROWER or an appropriate officer of BORROWER. The Borrowing Base Certificate will be provided to the LENDER monthly, at the same time the Accounts Receivable aging report is furnished. BORROWER will furnish LENDER a list of persons authorized to certify the Account Receivable aging report and a list of persons authorized to request advances or borrowings. "EXHIBIT 3" is a list with the title and specimen signature of the persons currently authorized to request advances or borrowings. The persons on the list may be changed, from time to time, by written notice to LENDER and after BORROWER provides a new list.

     As a condition precedent to any borrowing or advances under this Loan, BORROWER will provide LENDER, from time to time as requested by LENDER and in any event by the 15/th/ day of every month, a complete listing of its inventory as of the previous month end.

                            "EXHIBIT A to EXHIBIT 1"


                    PROCEDURE FOR REVOLVING LINES OF CREDIT

     This "EXHIBIT A" sets forth the procedures for a revolving line of credit using a Borrowing Base Certificate.

     For the purpose of this "EXHIBIT A" and this Loan, the terms hereinafter set forth have the following definitions:

     (a) "Borrowing Base" means, as of any given date, 80% percent of Eligible Accounts Receivable plus 50% of the value of raw materials and finished goods, valued at the lesser of cost and fair market value. Work in progress is not eligible to be a part of the Borrowing Base calculation.

     (b) "Accounts Receivable" and "Accounts" means, as of any given date: (a) all accounts of BORROWER for goods sold and delivered; (b) all accounts of BORROWER for, services rendered; and (c) the value of construction completed under contracts which have invoiced by BORROWER to the owner of property and, if necessary, approved for payment by an architect, engineer or any other required third party. All Accounts must be generated in the ordinary course of the business of BORROWER as presently conducted by it and represent accounts then invoiced and due and owing as an Account Receivable.

     (c) "Eligible Account Receivable" means an Account Receivable of BORROWER which meets each of the following requirements:

     (1) it is a valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim, of [lie account debtor or other obligor named therein or in BORROWER'S records pertaining thereto, and BORROWER has not received from the account debtor or other obligor any notification repudiating such obligation or asserting that such obligation is subject to any defense, set-off or counterclaim, or in whole or in part;

     (2) it is owned by BORROWER free and clear of all interest, liens, attachments, encumbrances and security interests, except the security interest grunted to the LENDER pursuant to this LOAN AGREEMENT;

     (3) no more than ninety (90) days have expired since the date of the invoice or invoices of not less than ninety percent (90%) in amount of all Accounts Receivable of the same Account Receivable debtor. If more than ninety
(90) days have expired since the date of the invoices of ten percent (10%) or more in amount of all Accounts Receivable of the Account debtor, none of the Accounts Receivable of that debtor shall be an Eligible Account Receivable and all of the Accounts Receivable of the same account debtor shall be treated as a tainted Account Receivable;

     (4) BORROWER has not received notice from the LENDER that the credit of the account debtor is not satisfactory to the bank for any reason;

     (5)  the account debtor is not a subsidiary or affiliate of company;

     (6)  the account debtor is located in the United States of America;

     (7) Eligible Account Receivables shall not include any Account Receivable of the same account debtor to BORROWER in excess of fifteen percent (15%) of the then total Eligible Accounts Receivable of BORROWER determined after excluding the Account Receivable of the account debtor;

     (8) any and all retainage held by an account debtor of BORROWER shall not be included as a part of the balance of an Account Receivable in calculating the Borrowing Base and will be excluded from the Borrowing Base;

     (9) no Account Receivable of the account debtor is subject to any set off or off set by the account debtor for monies owed by BORROWER to the third party account debtor; and

     (10) not more than 90 days has elapsed since the date of the original invoice.

     In addition to the eligibility requirements set forth herein, LENDER shall have the right (in its sole discretion) with or without the consent of BORROWER (from time to time by written notice to BORROWER), to establish additional or further eligibility requirements and to change in any manner the eligibility requirements set forth herein or otherwise established. If at any time any Eligible Account Receivable ceases to meet all of the eligibility requirements set forth herein or otherwise established or changed from time to time by the LENDER, such Account Receivable shall be immediately excluded from Eligible Accounts Receivable and the Borrowing Base will be re-determined any payment required of BORROWER to reduce the unpaid principal balance below the Borrowing Base will be immediately made.

     If at any time the Borrowing Base is less than the outstanding principal balance of the Loan, BORROWER shall immediately pay to BANK for credit on the principal balance, the amount the then unpaid principal balance of the Loan exceeds the Borrowing Base.

                                  "EXHIBIT 2"

                      LIST OF AFFILIATES AND SUBSIDIARIES

[_]  No Subsidiaries or Affiliate.

[_]  The following Subsidiaries (S) and/or Affiliates (A)

1.

2.

3.

4.

                                  "EXHIBIT 3"

                    PERSONS AUTHORIZED TO REQUEST ADVANCES

NAME                TITLE                    SPECIMEN SIGNATURE

1.                                               _______________________________

2.                                               _______________________________

3.                                               _______________________________

                                  "EXHIBIT 1"

                         TO LOAN AGREEMENT BETWEEN THE
                STILLWATER NATIONAL BANK AND TRUST COMPANY, AS LENDER,
                     AND WESTWOOD CORPORATION, AS BORROWER

                             DATED AUGUST 13, 1999


     Subject to the terms and conditions of the LOAN AGREEMENT, BORROWER shall have the right, from time to time, prior to the maturity of the loan, to borrower and, upon repayment, reborrow from the LENDER an amount not at any time exceeding the lesser of (i) $2,000,000.00 or (ii) the Borrowing Base determined as of the date of borrowings following the procedures attached hereto as "EXHIBITS A and B" to this "EXHIBIT 1".

     If, at any time, the outstanding principal balance of the loan exceeds the Borrowing Base, BORROWER shall immediately reduce the principal balance of the loan to an amount not to exceed the Borrowing Base.

     Pursuant to the LOAN AGREEMENT, LENDER is granted a security interest in and BORROWER shall sign a Security Agreement granting LENDER a security interest in all BORROWER'S Accounts, including Eligible Accounts Receivable, as hereinafter defined, inventory and general intangibles. Notwithstanding any apportionment or segregation of the collateral made by LENDER for the purpose of determining the Borrowing Base, all collateral granted to LENDER pursuant to this LOAN AGREEMENT and all other collateral rights, interest in properties now or at anytime hereafter available to LENDER, shall secure and may be applied to pay any or all indebtedness of BORROWER in any manner or order of application and without regard to any such apportionment or segregation. LENDER shall have the right to audit or to have a third party, as agent for the LENDER, audit the books and records of BORROWER, including, but not limited to the Accounts Receivable of BORROWER, at any reasonable time and from time to time. Included in the right to audit is the right to confirm with customers of BORROWER the accuracy of the Accounts, so long as such confirmation is done in a businesslike manner. The cost of one such audit per year shall be paid by BORROWER.

     Prior to the 15/th/ day of each month and as a condition precedent to any borrowing or advances under the Loan, BORROWER will provide LENDER a complete Account Receivable aging report in a form satisfactory to LENDER and a completed Borrowing Base Certificate. The Account Receivable aging report shall be as of the close of business for the previous month-end and certified to by BORROWER or an appropriate officer of BORROWER. The Borrowing Base Certificate (attached hereto as "EXHIBIT B to EXHIBIT 1") will be singed by BORROWER or an appropriate officer of BORROWER. The Borrowing Base Certificate will be provided to the LENDER monthly, at the same time the Accounts Receivable aging report is furnished. BORROWER will furnish LENDER a list of persons authorized to certify the Account Receivable aging report and a list of persons authorized to request advances or borrowings. "EXHIBIT 3" is a list with the title and specimen signature of the persons currently authorized to request advances or borrowings. The persons on the list may be changed, from time to time, by written notice to LENDER and after BORROWER provides a new list.

     As a condition precedent to any borrowing or advances under this Loan, BORROWER will provide LENDER, from time to time as requested by LENDER and in any event by the 15/th/ day of every month, a complete listing of its inventory as of the previous month end.

                           "EXHIBIT A to EXHIBIT 1"


                    PROCEDURE FOR REVOLVING LINES OF CREDIT

     This "EXHIBIT A" sets forth the procedures for a revolving line of credit using a Borrowing Base Certificate.

     For the purpose of this "EXHIBIT A" and this Loan, the terms hereinafter set forth have the following definitions:

     (a) "Borrowing Base" means, as of any given date, 80% percent of Eligible Accounts Receivable plus 50% of the value of raw materials and finished goods, valued at the lesser of cost and fair market value. Work in progress is not eligible to be a part of the Borrowing Base calculation.

     (b) "Accounts Receivable" and "Accounts" means, as of any given date: (a) all accounts of BORROWER for goods sold and delivered; (b) all accounts of BORROWER for, services rendered; and (c) the value of construction completed under contracts which have invoiced by BORROWER to the owner of property and, if necessary, approved for payment by an architect, engineer or any other required third party. All Accounts must be generated in the ordinary course of the business of BORROWER as presently conducted by it and represent accounts then invoiced and due and owing as an Account Receivable.

     (c) "Eligible Account Receivable" means an Account Receivable of BORROWER which meets each of the following requirements:

     (1) it is a valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim, of [lie account debtor or other obligor named therein or in BORROWER'S records pertaining thereto, and BORROWER has not received from the account debtor or other obligor any notification repudiating such obligation or asserting that such obligation is subject to any defense, set-off or counterclaim, or in whole or in part;

     (2) it is owned by BORROWER free and clear of all interest, liens, attachments, encumbrances and security interests, except the security interest grunted to the LENDER pursuant to this LOAN AGREEMENT;

     (3) no more than ninety (90) days have expired since the date of the invoice or invoices of not less than ninety percent (90%) in amount of all Accounts Receivable of the same Account Receivable debtor. If more than ninety
(90) days have expired since the date of the invoices of ten percent (10%) or more in amount of all Accounts Receivable of the Account debtor, none of the Accounts Receivable of that debtor shall be an Eligible Account Receivable and all of the Accounts Receivable of the same account debtor shall be treated as a tainted Account Receivable;

     (4) BORROWER has not received notice from the LENDER that the credit of the account debtor is not satisfactory to the bank for any reason;

     (5)  the account debtor is not a subsidiary or affiliate of company;

     (6)  the account debtor is located in the United States of America;

     (7) Eligible Account Receivables shall not include any Account Receivable of the same account debtor to BORROWER in excess of fifteen percent (15%) of the then total Eligible Accounts Receivable of BORROWER determined after excluding the Account Receivable of the account debtor;

     (8) any and all retainage held by an account debtor of BORROWER shall not be included as a part of the balance of an Account Receivable in calculating the Borrowing Base and will be excluded from the Borrowing Base;

     (9) no Account Receivable of the account debtor is subject to any set off or off set by the account debtor for monies owed by BORROWER to the third party account debtor; and

     (10) not more than 90 days has elapsed since the date of the original invoice.

     In addition to the eligibility requirements set forth herein, LENDER shall have the right (in its sole discretion) with or without the consent of BORROWER (from time to time by written notice to BORROWER), to establish additional or further eligibility requirements and to change in any manner the eligibility requirements set forth herein or otherwise established. If at any time any Eligible Account Receivable ceases to meet all of the eligibility requirements set forth herein or otherwise established or changed from time to time by the LENDER, such Account Receivable shall be immediately excluded from Eligible Accounts Receivable and the Borrowing Base will be re-determined any payment required of BORROWER to reduce the unpaid principal balance below the Borrowing Base will be immediately made.

     If at any time the Borrowing Base is less than the outstanding principal balance of the Loan, BORROWER shall immediately pay to BANK for credit on the principal balance, the amount the then unpaid principal balance of the Loan exceeds the Borrowing Base.

                                  "EXHIBIT 2"

                      LIST OF AFFILIATES AND SUBSIDIARIES

[_]  No Subsidiaries or Affiliate.

[_]  The following Subsidiaries (S) and/or Affiliates (A)

1.

2.

3.

4.

                                  "EXHIBIT 3"

                    PERSONS AUTHORIZED TO REQUEST ADVANCES


NAME                TITLE                    SPECIMEN SIGNATURE

1.                                               _______________________________

2.                                               _______________________________

3.                                               _______________________________

                                       1